                                                                   EXHIBIT 99.13

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                              Summary Of Bank And Investment Accounts                    Attachment 1
                                             The Delta Queen Steamboat Co.
Summary                                  Case No: 01-10970 (JWV)                                         Unaudited
The Delta Queen Steamboat Co.                 For Month Of December, 2002

                                          Balances
                                -----------------------------        Receipts &       Bank
                                    Opening       Closing            Disbursements    Statements          Account
Account                         As Of 12/01/02  As Of 12/31/02       Included         Included            Reconciled
Delta Queen Controlled Disb               0.00            0.00       Yes              Yes                 Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash             119,432.28      183,350.85       Yes              Yes                 Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                  15,511.84        4,043.59       Yes              No - Not            Yes
Hibernia                                                                              Concentration
Account # - 812-395-289                                                               Account

The Delta Queen Steamboat Co        754,291.39      554,266.68       Yes              No - Not            Yes
Escrow Account - DQ/DN IDCC                                                           Concentration
LaSalle                                                                               Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co     28,704,567.35   27,986,143.56       Yes              No - Not            Yes
LaSalle - Investment Account                                                          Concentration
03-9042-30-4                                                                          Account

The Delta Queen Steamboat Co.             0.00            0.00       No -             No -                No -
LaSalle - Wealth Management                                          Account          Account             Account
Account # - TNE-043290                                               Closed           Closed              Closed

The Delta Queen Steamboat Co              0.00            0.00       No -             No -                No -
Escrow Account                                                       Account          Account             Account
LaSalle                                                              Closed           Closed              Closed
Account # - 62-8930-70-3

The Delta Queen Steamboat Co.             0.00            0.00       No -             No -                No -
AmSouth                                                              Account          Account             Account
Account # - 19356307                                                 Closed           Closed              Closed

Delta Queen                               0.00            0.00       No -             No -                No -
LaSalle                                                              Account          Account             Account
Account # - 5800155771                                               Closed           Closed              Closed

DQ Credit Card                            0.00            0.00       No -             No -                No -
Bank One                                                             Account          Account             Account
Account # - 552-0110062868                                           Closed           Closed              Closed

DQ Master Cash                            0.00            0.00       No -             No -                No -
Bank One                                                             Account          Account             Account
Account # - 552-0110256700                                           Closed           Closed              Closed

The Delta Queen Steamboat Co              0.00            0.00       No -             No -                No -
Receipts                                                             Account          Account             Account
Hibernia                                                             Closed           Closed              Closed
Account # - 882-390-047

The Delta Queen Steamboat Co              0.00            0.00       No -             No -                No -
Receipts                                                             Account          Account             Account
LaSalle                                                              Closed           Closed              Closed
Account # - 5800155839

The Delta Queen Steamboat Co              0.00            0.00       No -             No -                No -
Escrow Account - DQ/DN - Seller Proraton                             Account          Account             Account
LaSalle                                                              Closed           Closed              Closed
Account # - 62-9003-42-7

                             Receipts & Disbursements             Attachment 2-1
                           The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JWV)                    UNAUDITED
DQ Controlled Disb                  Hibernia
                            Controlled Disbursements
                              Account # - 542027373
                          1 December 02 - 31 December 02

Opening Balance - 1 December 02
                           0.00

Receipts

                     144,877.01   From The Delta Queen Steam Boat Co. -
                                    Hibernia - DQSC Master Cash -
                                    Account (812-395-335)



                ---------------
                     144,877.01   Total Receipts

Disbursements

                        (199.50)  Crew Maintenance & Medical
                           0.00   O/S Post Petition Drydock Invoices
                     (71,120.10)  Professional Fees
                      (2,318.77)  SG&A - Chicago
                      (8,899.69)  SG&A - Weston
                      (3,817.44)  SG&A - NOLA ( Temp Help)

                     (45,771.51)  Legal Fees P&I Claims
                     (12,750.00)  Quarterly US Trustee Fee

                           0.00   Replenish Petty Cash




                ---------------

                    (144,877.01)  Total Disbursements

Closing Balance - 31 December  02
                           0.00

                              Receipts & Disbursements            Attachment 2-2
                            The Delta Queen Steamboat Co.
R&D - Hibernia                Case No: 01-10970 (JWV)                  UNAUDITED
DQ Master Cash                         Hibernia
                                   DQ Master Cash
                              Account # - 812-395-335
                           1 December 02 - 31 December 02

Opening Balance - 1 December 02
                119,432.28

Receipts

                750,000.00  From Delta Queen Steamboat CO - LaSalle
                              Investment Acct (#039042304)
                  4,000.00  From Mississippi Queen Steamer
                              Hibernia Acct (#812-502-719)
                    500.50  From Delta Queen Steamer
                              Hibernia Acct (#812-395-270)




               -----------
                754,500.50  Total Receipts

Disbursements

               (144,877.01) To The Delta Queen Steam Boat Co. -
                              Hibernia - DQSC Contr. Disb. - Account (542027373)
                (36,000.00) Postage - Logan & Company
                   (409.78) Hibernia National Bank - Fees

                (35,000.00) To The Delta Queen Steam Boat Co Payroll Acct
                              (812395289) - Hibernia -
               (139,962.22) Professional Fees - Latham & Watkins
                (57,439.65) Professional Fees Walsh,Monzack & Monaco
               (272,097.44) Professional Fees - Hahn & Hessen

                 (4,795.83) Professional Fees - Policano & Manzo
                            Professional Fees - AMA/Chanin

               (690,581.93) Total Disbursements

Closing Balance -  31 December 02
                183,350.85

                          Receipts & Disbursements                Attachment 2-3
                        The Delta Queen Steamboat Co.
R&D - Hibernia            Case No: 01-10970 (JWV)                      UNAUDITED
DQ Payroll                       Hibernia
                                DQ Payroll
                          Account # - 812-395-289
                      1 December 02 - 31 December 02

Opening Balance - 1 December 02
                 15,511.84

Receipts

                 35,000.00  From The Delta Queen Steam Boat Co. -
                             Hibernia - DQSC Master Cash - Account (812-395-335)







               -----------
                 35,000.00  Total Receipts

Disbursements

                (46,468.25) Payroll - Wires & Checks


               -----------
                (46,468.25) Total Disbursements

Closing Balance - 31 December  02
                  4,043.59

                             Receipts & Disbursements             Attachment 2-4
                           The Delta Queen Steamboat Co.
R&D - LaSalle                Case No: 01-10970 (JWV)                   UNAUDITED
DQ-DN IDCC Escrow                    LaSalle
                                 DQ-DN IDCC Escrow
                             Account # - 62-9003-40-1
                          1 December 02 - 31 December 02

Opening Balance - 1 December 02
                    754,291.39

Receipts

                        653.94       Interest Income
                   -----------
                        653.94       Total Receipts

Disbursements

                   (200,678.65)      Disbursement to DNPS for settlement
                                      of passenger priority claims
                   -----------
                   (200,678.65)      Total Disbursements

Closing Balance - 31 December 02
                    554,266.68

                            Receipts & Disbursements              Attachment 2-5
                          The Delta Queen Steamboat Co.
R&D - LaSalle                Case No: 01-10970 (JWV)                   UNAUDITED
Investment                LaSalle - Investment Account

                            Account # - 03-9042-30-4
                         1 December 02 - 31 December 02

Opening Balance - 1 December 02
                 28,704,567.35

Receipts

                     31,576.21      Interrest Earned
                   -----------
                     31,576.21      Total Receipts

Disbursements

                   (750,000.00)     To Delta Queen Steamboat CO Master Cash
                                    Hibernia # 812-395-335




                   -----------
                   (750,000.00)     Total Disbursements

Closing Balance - 31 December  02
                 27,986,143.56

AMCV US SET OF BOOKS                                 Date: 17-JAN-03 10:01:35
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: DEC-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                        PTD-Actual
                                                         31-Dec-02
                                                      ----------------
Revenue

Gross Revenue                                                     0.00
Allowances                                                        0.00
                                                      ----------------
Net Revenue                                                       0.00

Operating Expenses

Air                                                               0.00
Hotel                                                             0.00
Commissions                                                       0.00
Onboard Expenses                                                  0.00
Passenger Expenses                                                0.00
Vessel Expenses                                                   0.00
Layup/Drydock Expense                                             0.00
Vessel Insurance                                                  0.00
                                                      ----------------
Total Operating Expenses                                          0.00

                                                      ----------------
Gross Profit                                                      0.00

SG&A Expenses

Sales & Marketing                                                 0.00
Start-Up Costs                                                    0.00
                                                      ----------------
Total SG&A Expenses                                               0.00

                                                      ----------------
EBITDA                                                            0.00

Depreciation                                                      0.00

                                                      ----------------
Operating Income                                                  0.00

Other Expense/(Income)
Interest Income                                                   0.00
Equity in Earnings for Sub                               (4,820,420.16)
Reorganization expenses                                           0.00
Other expense                                               (32,958.49)
                                                      ----------------
Total Other Expense/(Income)                              4,787,461.67

                                                      ----------------
Net Pretax Income/(Loss)                                 (4,787,461.67)

Income Tax Expense                                       (9,993,779.93)

                                                      ----------------
Net Income/(Loss)                                         5,206,318.26
                                                      ================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:17
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                          YTD-Actual                     YTD-Actual
                                                           31-Dec-02                      22-Oct-01
                                                       -----------------               ---------------
ASSETS

Cash and Equivalent                                        28,173,538.00                  2,494,983.63

Restricted Cash                                               554,266.68                          0.00

Accounts Receivable                                            12,000.00                          0.00

Inventories                                                         0.00                    840,779.06

Prepaid Expenses                                                    0.00                     13,147.33

Other Current Assets                                                0.00                          0.00

                                                       -----------------               ---------------
Total Current Assets                                       28,739,804.68                  3,348,910.02


Fixed Assets                                                        0.00                  8,202,345.75

Accumulated Depreciation                                            0.00                 (5,195,800.16)

                                                       -----------------               ---------------
Net Fixed Assets                                                    0.00                  3,006,545.59


Net Goodwill                                                        0.00                          0.00

Intercompany Due To/From                                   12,817,773.54                 37,437,552.28

Net Deferred Financing Fees                                         0.00                      5,434.15

Net Investment in Subsidiaries                            (88,306,280.06)                33,999,708.26

                                                       -----------------               ---------------
Total Other Assets                                        (75,488,506.52)                71,442,694.69

                                                       -----------------               ---------------
Total Assets                                              (46,748,701.84)                77,798,150.30
                                                       =================               ===============

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:17
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: DEC-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                         YTD-Actual                     YTD-Actual
                                                          31-Dec-02                      22-Oct-01
                                                       ---------------                 ------------
LIABILITIES

Accounts Payable                                                    0.00                          0.00

Accrued Liabilities                                            31,968.58                          0.00

Deposits                                                            0.00                          0.00

                                                       -----------------               ---------------
Total Current Liabilities                                      31,968.58                          0.00


Long Term Debt                                                      0.00                          0.00

Other Long Term Liabilities                                         0.00                  9,993,779.93

                                                       -----------------               ---------------
Total Liabilities                                              31,968.58                  9,993,779.93


Liabilities Subject to Compromise                             577,835.68                    577,835.68


OWNER'S EQUITY

Common Stock                                                    1,000.00                      1,000.00

Add'l Paid In Capital                                      33,564,332.71                 33,564,332.71

Current Net Income (Loss)                                (113,714,034.29)                (2,866,520.92)

Retained Earnings                                          32,790,195.48                 36,527,722.90

                                                       -----------------               ---------------
Total Owner's Equity                                      (47,358,506.10)                67,226,534.69

                                                       -----------------               ---------------
Total Liabilities & Equity                                (46,748,701.84)                77,798,150.30
                                                       =================               ===============

The Delta Queen Steamboat Co.                                           ATTACHMENT 6                                 01-10970 (JWV)
                                                          Summary List Due To/Due From Accounts
                                                         For the Month Ended December 31, 2002

                                                CASE             BEGINNING                                             ENDING
AFFILIATE NAME                                  NUMBER            BALANCE          DEBITS           CREDITS           BALANCE
American Classic Voyages Co.                    01-10954        (6,204,670.44)              -                -        (6,204,670.44)
AMCV Cruise Operations, Inc.                    01-10967       103,162,515.12      956,088.37        51,960.74       104,066,642.75
Great AQ Steamboat, L.L.C.                      01-10960       (38,756,706.53)      73,062.00                -       (38,683,644.53)
Great Pacific NW Cruise Line, L.L.C.            01-10977        (8,349,046.78)       2,966.86                -        (8,346,079.92)
Great River Cruise Line, L.L.C.                 01-10963       (10,520,537.68)      14,268.90           500.50       (10,506,769.28)
Great Ocean Cruise Line, L.L.C.                 01-10959       (17,374,876.19)     129,631.33         4,000.00       (17,249,244.86)
Cruise America Travel, Incorporated             01-10966           256,503.82               -       256,291.69               212.13
Delta Queen Coastal Voyages, L.L.C.             01-10964          (880,428.81)              -                -          (880,428.81)
Cape Cod Light, L.L.C.                          01-10962        (1,404,059.37)              -                -        (1,404,059.37)
Cape May Light, L.L.C.                          01-10961        (8,431,118.53)              -                -        (8,431,118.53)
Project America, Inc.                           N/A             (2,934,348.03)              -                -        (2,934,348.03)
Oceanic Ship Co.                                N/A               (136,810.43)              -                -          (136,810.43)
Project America Ship I, Inc.                    N/A                255,723.41               -                -           255,723.41
Project America Ship II, Inc.                   N/A               (142,646.25)              -                -          (142,646.25)
Ocean Development Co.                           01-10972         2,214,633.49               -                -         2,214,633.49
Great Hawaiian Cruise Line, Inc.                01-10975            (7,057.02)              -                -            (7,057.02)
Great Hawaiian Properties Corporation           01-10971         1,247,073.77               -                -         1,247,073.77
American Hawaii Properties Corporation          01-10976            43,550.29               -                -            43,550.29
Great Independence Ship Co.                     01-10969           (83,084.83)              -                -           (83,084.83)
CAT II, Inc.                                    01-10968              (100.00)              -                -              (100.00)
                                                             ----------------------------------------------------------------------
                                                                11,954,509.01    1,176,017.46       312,752.93        12,817,773.54
                                                             ======================================================================

                        The Delta Queen Steamboat Company
                                 01-10970 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002






                                  Attachment 7

                                 Not Applicable

                        The Delta Queen Steamboat Company
                                 01-10970 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002






                                  Attachment 8

                                 Not Applicable

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Accounts receivable represent monies due from the Purchaser. During October, a majority of the receivable balance was collected. Receipt of the remaining balance is awaiting transfer of title documentation.

2. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.

3. The reduction in restricted cash was due to the disbursement of escrowed monies to Delaware North Companies for receipt of waivers from passengers holding priority claims. The waived priority claims were filed against one of three affiliated Debtors: Great Ocean Cruise Line, LLC, Great AQ Steamboat, LLC and Great River Cruise Line, LLC.